SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                 June 20, 2001



                        NORTHWEST AIRLINES CORPORATION
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                    0-23642
                           (Commission File Number)

                                  41-1905580
                       (IRS Employer Identification No.)

                 2700 Lone Oak Parkway, Eagan Minnesota 55121
              (Address of Principal Executive Offices) (Zip Code)

                                (612) 726-2111
             (Registrants' Telephone Number, Including Area Code)



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
------      ------------------------------------------------------------------

(c)      Exhibits

99.1 Press Release concerning financial performance for the Second and Third Quarters of 2001.

Item 9.           Regulation FD Disclosure.
------            ------------------------

The information the Registrant elects to disclose through Form 8-K pursuant to Regulation FD Rules 100-103 is included in Exhibit 99.1 of this Form 8-K.








                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                      NORTHWEST AIRLINES CORPORATION

                      By:     /s/ Michael L. Miller
                           -------------------------------
                      Name:   Michael L. Miller
                      Title:  Vice President, Law and Secretary


June 20, 2001

                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -------------------

99.1 Press Release concerning financial performance for the Second and Third Quarters 2001.